Northwest
Bancorporation, Inc.
Twenty-second Annual
Meeting of Shareholders
 May 16, 2011

Safe Harbor Statement
In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private
Securities Litigation Reform Act of 1995 (the "Reform Act")(1). Forward-
looking statements, including those relating to our position and strategy as well as future financial performance, involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control and actual results may differ from management's view and our projected financial results.
We assume no obligation to update any forward-looking statements
(including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of the Company achieving results suggested by any forward- looking statements may be found in the Company's 10-K, 10-Q and other SEC filings, including under the headings "Risk Factors" and "Management's Discussion and Analysis of
Financial Condition and Results of Operations."
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."

Net Income
($ in thousands)
$4,000
$3,000
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($4,000)
($5,000)
$2,780
$2,638
($275)
($3,872)
$267
$430
2006
2007
2008
2009
2010
1st Quarter 2011

Core Deposits
($ in thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$107,807
$109,065
$129,465
$164,683
$213,312
$223,640
2006
2007
2008
2009
2010
1st Quarter 2011

Total Revenues
($ in thousands)
$20,000
$15,000
$10,000
$5,000
$0
$13,451
$14,653
$15,347
$16,931
$18,670
$4,564
$4,910
2006
2007
2008
2009
2010
1st Quarter 2010
1st Quarter 2011

Net Charge-offs to Loans (1)

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
2010
INB
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

Non-performing Assets to Total Assets

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2006
2007
2008
2009
2010
INB
NPA represents a Minimum of $500,000 In lost interest income potential.
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

Construction & Land Development (C & D) Loans as % of Total Loans

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2006
2007
2008
2009
2010
INB
All Com'l Banks in WA(65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

Commercial Real Estate (CRE) Loans as % of Total Loans (1)

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2006
2007
2008
2009
2010
INB
Approximately 55% of CRE Loans are owner occupied
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

Owner Occupied Commercial Real Estate Loans as a % of Total Loans (1)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2008
2009
2010
3/31/2011
INB
Over 25% of loans are owner occupied.
National Peers
(1) Source: FDIC

Commercial Real Estate (CRE) Loans as % of Total Loans

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2006
2007
2008
2009
2010
INB
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

Small Business Loans as % of Total Loans

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2006
2007
2008
2009
2010
INB
Goal is to grow to 25% of total loans.
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

Liquidity
Cash + Investments divided by Total Assets

40%
35%
30%
25%
20%
15%
10%
5%
0%
2006
2007
2008
2009
2010
INB
Optimum liquidity is Between 15% to 20%.
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

INB's Loan Pipeline
000's omitted
as of March 31st each year
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,093
$19,903
$28,327
$44,152
$14,494
$6,433
$14,016
2005
2006
2007
2008
2009
2010
2011

Leverage Ratio
Core Capital divided by Total Assets

12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2006
2007
2008
2009
2010
INB
Leverage Capital Ratio Is highest in five years.
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)
FDIC requirement to be "well-capitalized"

(1) Source: FDIC

(1)

Total Risk-based Capital Ratio
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2006
2007
2008
2009
2010
INB
All Com'l Banks in WA(65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)
FDIC requirement to be "well-capitalized"

(1) Source: FDIC

(1)

Return on Equity
2006
2007
2008
2009
2010
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
INB
All Com'l Banks in WA (65)
All Com'l Banks in ID (16)
All Com'l Banks in US between $300M & $500 M (699)

(1) Source: FDIC

(1)

6.50
6.25
6.00
5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
Jul
Oct
2011
Apr

quotemedia.com
1 Year Price - NBCT
May 9, 2011

Northwest
Bancorporation, Inc.
Twenty-second Annual
Meeting of Shareholders
 May 16, 2011